Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
OF SUNCOKE ENERGY PARTNERS GP LLC
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report on Form 10-K of SunCoke Energy Partners, L.P. for the fiscal year ended December 31, 2018, I, Michael G. Rippey, Chairman, President and Chief Executive Officer of SunCoke Energy Partners GP LLC, the general partner of SunCoke Energy Partners, L.P., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.    This Annual Report on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in this Annual Report on Form 10-K for the fiscal year ended December 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of SunCoke Energy Partners, L.P. for the periods presented therein.

/s/ Michael G. Rippey
Michael G. Rippey
Chairman, President and Chief Executive
Officer
February 15, 2019